03.17.2022 The Allstate Corporation Special topic investor call Current auto insurance operating environment

The Allstate Corporation 2022 PAGE 1 Forward-looking statements and non-GAAP financial information This presentation contains forward-looking statements and information. This presentation also contains non- GAAP measures that are denoted with an asterisk. You can find the reconciliation of those measures to GAAP measures within our most recent earnings release and investor supplement. Additional information on factors that could cause results to differ materially from this presentation is available in the 2021 Form 10-K, our most recent earnings release, and at the end of these slides. These materials are available on our website, www.allstateinvestors.com, under the “Financials” link.

The Allstate Corporation 2022 PAGE 2 Operating priorities Improve customer value Achieve target economic returns on capital Grow customer base Proactively manage investments Build long-term growth platforms Increase Personal Property-Liability market share Expand Protection Services Allstate’s strategy creates shareholder value Leveraging Allstate brand, customer base and capabilities Auto profitability Improving auto insurance returns Measuring progressToday’s discussion

The Allstate Corporation 2022 PAGE 3 Allstate auto insurance combined ratio(2) Underwriting income ($M) 1,437 1,791 1,688 3,444 1,262 1,327 394 (159) (300) Auto insurance industry combined ratios(1) (% EP) Sustained industry-leading returns in auto insurance impacted by rising loss costs in 2021 (1) Industry and competitor information represents statutory results per S&P Global Market Intelligence from 2017-2020 and GAAP results from company reports in 2021; Allstate information represents GAAP results for 2017-2021. (2) Quarterly results reflect recorded combined ratios as reported and have not been restated to reflect prior quarter development 93.4 92.2 93.0 86.0 95.4 80.5 94.3 102.3 104.3 2017 2018 2019 2020 2021 Q1 Q2 Q3 Q4 2021 (% EP) ($459) 2nd half 2021 $1,721 1st half 2021 Operating capabilities and execution have supported attractive returns on required capital • Target mid-90s auto insurance combined ratio to create value through profitable growth Allstate auto insurance underwriting margins are among the best in the industry • Favorable auto insurance combined ratio gap to industry of 6.7 points on average from 2017 to 2020 Pandemic has created volatility in auto insurance loss costs • Profitability in 2020 and first half of 2021 significantly benefited from reduced accident frequency • Loss costs increased in 2021 for physical damage and liability claims 85 90 95 100 105 110 2017 2018 2019 2020 2021 Allstate Progressive GEICO State Farm Industry average

Allstate

Auto insurance industry is raising rates in response to rising loss ratios

Auto Insurance Loss Ratios

- Statutory loss ratios escalated throughout 2021 (Q4 '21 available late March '22)
- The impact is widespread across the industry with the top 4 market share holders experiencing loss ratio deterioration ranging between 8.0 - 11.8 percentage points from Q3 2021 versus Q3 2019

Auto Insurance Rate Activity

- In response, most major carriers have been significantly raising auto rates since late 2021
  - Allstate had modest increases in 2019, lowered prices in early 2021 and began increasing rates in the second half of 2021
  - State Farm lowered prices in 2019 and further in 2020 but increased in late 2021 and early 2022
  - GEICO rates were essentially flat as givebacks were granted for one policy period and then removed in 2020; increases began accelerating in the second half of 2021
  - Progressive reduced rates through the first half of 2021

Private Passenger Auto Insurance - Industry Loss Ratio[1]


65.5
72.1
47.3
Q1
Q2
Q3
Q4
2019
Q1
Q2
Q3
Q4
2020
Q1
Q2
Q3
2021

Estimated Cumulative Rate Activity[1][2]

Carrier	2019	2020 – Q2 2021	Q3 2021 – Q1 2022
Allstate brand[3]	3.0%	-2.7%	5.4%
State Farm	-3.0%	-7.7%	2.0%
GEICO	-0.1%	1.1%	4.8%
Progressive	-1.0%	-4.0%	7.6%
Liberty Mutual	0.7%	1.1%	2.7%
Travelers	1.0%	-1.1%	2.0%
Nationwide	0.8%	2.4%	1.2%

(1) Source: NAIC statutory data per S&P Global Market Intelligence and internal company analysis. Implied rate impacts based on externally available information. Policyholder dividends, refunds and Shelter-in-Place Paybacks are excluded. Filed rate changes are included
(2) Auto rate impact is weighted based on premium impact of the rate change divided by total company premium. Timing based on renewal effective date
(3) Allstate brand leverages prior year end written premium to estimate annualized impact from implemented rate in each quarter consistent with monthly rate disclosures. Q1 2022 data through February

The Allstate Corporation 2022 PAGE 4

The Allstate Corporation 2022 PAGE 5 -60% -40% -20% 0% 20% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2020 2021 PD frequency U.S. miles driven Claims by time of dayMiles driven and frequency trends (2)(1) (1) Source: Allstate brand auto property damage gross frequency (2) Source: FHWA Vehicle Miles Traveled -60% -40% -20% 0% 20% Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 2020 2021 Rush hour Non-rush hour While miles driven rebounded in 2021, frequency remains below 2019 levels Claims frequency is rebounding but still below pre-pandemic levels • Allstate brand auto property damage frequency was below 2019 levels by 13.3% in the fourth quarter and 19.8% below for the full year 2021 • External factors (safer vehicles, increases in remote work trends) may result in a portion of frequency decline being sustained in the future Fewer accidents are occurring during traditional rush hour traffic • Miles driven and claims during traditional work commuting hours remain below pre-pandemic levels • Non-rush hour miles driven and claims have increased to pre-pandemic levels • Increased proportion of miles driven with less road congestion may be resulting in more higher impact accidents Variance to ‘19 Variance to ‘19

Allstate

Auto severity increases reflect rising inflationary impacts across coverages

Physical damage severity increased due to higher used car values, replacement parts and labor costs

- Value of used cars has significantly outpaced core inflation driving loss costs up when a vehicle is a total loss
- Supply chain and labor competition increasing repair costs
- Higher proportion of harder impact crashes giving rise to increased vehicle damage

Casualty severity increased due to more severe injuries, medical inflation and greater attorney representation

Price indices[1]



Indexed to YE 2018
1.68
1.20
1.17
1.10
Q1
Q2
Q3
Q4
2019
Q1
Q2
Q3
Q4
2020
Q1
Q2
Q3
Q4
2021
Manheim used vehicle value index
Core CPI
OEM parts (industry)
CPI: Motor Vehicle Labor Costs

(1) Source: Manheim Used Vehicle Value Index; U.S. Bureau of Labor Statistics seasonally adjusted; CCC original equipment manufacturer industry average price per part

The Allstate Corporation 2022 PAGE 6

The Allstate Corporation 2022 PAGE 7 Auto insurance profit improvement will be driven by: Actions taken and planned: Rate Increases • Pursuing rate actions broadly across states and segments • Pricing expertise and sophistication enables rapid adaptation and local market execution • Increased Allstate brand rates 7.8% since start of fourth quarter 2021 • Annualized impact of $1.2 billion (gross) Claims Excellence • Executing claims operating actions to manage loss costs • Leveraging scale, innovation and analytics to drive accuracy and operational efficiency • Predictive modeling to enable fair and fast resolution • Leverage scale with strategic partnerships and parts procurement • On-staff experts to evaluate complex claims Expense Focus • Commitment to reducing expenses as part of Transformative Growth • Targeting ~6.0 point reduction in adjusted expense ratio* from 2018 to 2024 • Achieved approximately half the savings to date • Future cost reductions to come from operating, claims and distribution expenses Comprehensive approach to restore auto margins Strategic capabilities have historically supported strong returns: Data and analytics Digital capabilities Risk management Investment management Operational excellence Customer focus Broad product portfolio

Allstate.

Allstate's pricing sophistication supports balance between profitability and customer impact

Traditional rate plans

- Rate is distributed in market using micro-customer segmentation strategy
- Allstate has a long history of leading the industry in pricing sophistication

Who you are	>300T
Where you drive	✖ >30K
What you drive	✖ >100K
Your coverage selections	✖ >300
How you drive	✖ >30M

Telematics

- Telematics enhances traditional rating factors to better match price to risk, particularly when actual driving exhibits safe or high risk behavior


Telematics improves pricing accuracy
Loss Ratio Relativity
1.0
Lower Risk
Higher Risk
Traditional Rating Factors
Price Matches Risk
Telematics Enhancements

- Drivewise® provides an incentive for safe driving through discounted rates and disincentivizes higher risk driving
- Milewise® offers customers the ability to manage total insurance costs

The Allstate Corporation 2022 PAGE 8

The Allstate Corporation 2022 PAGE 9 Allstate’s expertise enables optimization for local markets • Incorporates key inputs to achieve short and long-term profitable growth outcomes • Increasingly sophisticated models developed to predict loss and expense costs at a refined segment level • Proprietary competitive intelligence provides insights on absolute competitive position • Key Determining Factors: Rate level decisionsFoundation • Risk and return framework determines optimized portfolio view and targeted outcomes by state • State management orchestrates broader system with specific goals by geography tailored for the local market • Data, scale and analytics enable responsiveness to local market trends with the ability to discern noise from true signals Execution • Differentiation by risk segment and channel • Direct channel pricing is 7% lower than agent channel due to lower expenses • Underwriting decisions refined for local risk selection • Partnership with state regulators • Go-to-market strategy seeks to maximize lifetime value • Pricing system built for rapid adaptation and execution Pricing Indications Marketing Efficiency Loss Trends Internal Macroeconomic Trends Competitive Position Market Opportunity External

The Allstate Corporation 2022 PAGE 10 Premium distribution by underlying combined ratio* segment(2)Number of states (1) by underlying combined ratio* segment(2) (1) Reflects 50 U.S. states plus District of Columbia (2) Allstate brand excluding Esurance; Underlying combined ratio excludes the effect of catastrophes and prior year non-catastrophe reserve reestimates Portfolio is actively managed to achieve profitable growth at mid-90’s combined ratio Majority of states historically have underlying combined ratios below 96 in the Allstate brand • Current profitability mix is slightly more challenging than 2015-2016 0 10 20 30 40 50 2015-2016 2017-2019 2020 2021 1H 2021 2H <96 96-100 >100 0 10 20 30 40 50 60 70 80 90 100 2015-2016 2017-2019 2020 2021 1H 2021 2H <96 96-100 >100

Allstate.

Addressing increased auto insurance loss costs with rate increases

Allstate is aggressively pursuing price increases to address higher loss costs

- Implemented Allstate brand auto rate increases in 25 locations with an average increase of 7.1% and a total brand weighted impact of 2.9% in the fourth quarter of 2021
- Implemented Allstate brand auto rate increases in 16 locations with an average increase of 9.1% and a total brand weighted impact of 2.2% through the first two months of 2022

Annualized Allstate brand rate increases of approximately $1.2 billion since the start of the fourth quarter 2021

Pricing actions will continue to be implemented throughout 2022 as needed

Allstate brand auto – implemented rate change impacts

		# of Locations[1]	Location specific (%)	Allstate brand (%)
2021	Q1	38	(3.9)	(2.1)
2021	Q2	9	(2.3)	(0.3)
2021	Q3	20	2.1	0.3
2021	Q4	25	7.1	2.9
2022	Feb YTD	16	9.1	2.2

Allstate brand auto – annualized implemented rate impact ($)[2]

(Written premium in millions)

2019 = $666	2020 = ($37)	2021 = $190	2022[3] = $530



134
218
143
171
116
44
4
(201)
(511)
(82)
81
702
530
2019
2020
2021
2022
First quarter
Second quarter
Third quarter
Fourth Quarter

[1] Reflects number of U.S. states, the District of Columbia or Canadian provinces where rate changes have been implemented. Allstate brand operates in 50 states, the District of Columbia, and 5 Canadian provinces.

[2] Leverages prior year end written premium to estimate annualized impact from implemented rate in each quarter. Actual amounts will be based on retention and mix of customers

[3] 2022 represents data through February quarter to date

The Allstate Corporation 2022 PAGE 11

Allstate

Physical damage and casualty severity have risen due to inflationary impacts

Auto insurance loss costs over the past 5 years are comprised of approximately 60% physical damage and 40% casualty claims

Physical damage
- Collision
- Property damage
- Comprehensive


60%
40%

Casualty
- Bodily injury liability
- Medical reimbursement
- Uninsured / under insured

Physical damage severity

+6 points Impact on underlying combined ratio* since 2019

Used car values/capitation (~60% of the increase)
- Used car values have increased 68% since year end 2018

Higher impact accidents (~20% of the increase)
- Increased collision losses have resulted in more total losses compounded by higher values

Parts and labor (~20% of the increase)
- Higher parts prices and labor market pressure are increasing the price of repairs

Casualty severity

+4 points Impact on underlying combined ratio* since 2019

More severe injuries
- Harder impacts crashes are correlated with more severe injuries

Medical inflation and consumption
- Higher treatment costs impact medical costs and liability settlements

Legal environment
- Increased attorney involvement and higher representation increases payouts

The Allstate Corporation 2022 PAGE 12

The Allstate Corporation 2022 PAGE 13 Scale and expertise are advantages in accurately and efficiently resolving claims Predictive modeling • Leverage artificial intelligence and machine learning • Total loss claims are predicted at first notice of loss • Claims with higher likelihood of injury predicted even when injury not reported • Legal risk and fraud are flagged early in the life cycle 200% Improvement in total loss prediction at first notice of loss over last 12 months Strategic partnerships • Scale enables strategic partnerships with repair facilities and parts suppliers • Curated supplier network serves customers at lower costs with higher quality • Deep expertise combined with data science and unique technology configuration • Outperform industry on average price per part and total cost of repairs 10 points Higher customer satisfaction in our Good Hands Repair Network In-house experts • Claims data science expertise • Staff medical doctors provide a clinical review of complex medical records • Expert staff legal organization combined with our technical and medical intelligence to provide a vigorous defense of litigated matters 125% Expected increase in claims data science organization staff from 2020 – 2022

Allstate

Leveraging technology to reduce claims expenses while enhancing the customer experience

History of innovative digital solutions has transformed the auto claim process and improved customer value while lowering expenses

The claim expense ratio excluding catastrophes has been reduced by 1.2 points since 2018, representing an approximate financial impact of $500 million

What we've pioneered:

2016

Digital Payment

First U.S. property-casualty company to offer instant claim payments going from days to seconds for customers to receive funds

Quick Card Pay®

2017

Virtual Estimating

Led the industry in the use of virtual estimating tools to create efficiencies and reduce effort for customers and employees

QuickFoto Claim®

Virtual Assist®

2018

Intelligent Decisioning

Expertly leveraging real time insights, data and analytics to increase speed and accuracy of claim decisions

Liability decisioning

Fraud detection

Total loss identification

2019

Digital Communication

Supporting customer preference for communication and engagement

Live chat

Email and text messaging

Conversational AI capabilities

What we're pioneering now:

2020

2021

Digital Self Service

Iteratively redesigning customer self-service tools

Digital Claim Reporting

Scaling new digital claim reporting experience

MyClaim®

Report My Claim

The Allstate Corporation 2022 PAGE 14

The Allstate Corporation 2022 PAGE 15 Ongoing cost reductions further improve margins and enhance competitive position Further cost reduction opportunitiesProperty-Liability adjusted expense ratio* 22.3 21.4 20.5 20.3 6.9 6.5 6.1 5.7 29.2 27.9 26.6 26.0 23.0 2018 2019 2020 2021 2024 Adjusted underwriting expense ratio* Claims expense ratio excluding catastrophes(2) (1) Adjusted underwriting expense ratio excludes amortization and impairment of purchased intangibles, restructuring, Coronavirus-related and advertising expenses (2) Property-Liability claims expense ratio incorporates unallocated claims expenses; excludes allocated claims expenses and catastrophes (3) A reconciliation of this non-GAAP measure to the expense ratio, a GAAP measure, is not possible on a forward-looking basis because it is not possible to provide a reliable forecast of future expenses and targeted reductions as of the reporting date (1) ~ Operating Distribution Claims Expect to achieve approximately 6.0 points of adjusted expense ratio* improvement from 2018 – 2024, reducing adjusted expense ratio* to approximately 23.0 by year-end 2024 Significant reduction in underwriting (operating and distribution) and claims expense ratios has occurred since 2018 • Improved efficiencies across brands and support functions with headcount reductions • Innovation and digital processes lower expenses while improving customer experience Additional cost reductions across operating, distribution and claims expenses to come from three major buckets • Digitization - Enhance digital capabilities, streamline processes and retire legacy technology • Sourcing and Operating Efficiency – Combine organizations to realize synergies, reduction in real estate cost, leveraging more outsourcing and expanding centralized support services • Distribution Model – Transform distribution platform to a higher growth and lower cost model (3)

The Allstate Corporation 2022 PAGE 16 Monthly rate increases Providing monthly implemented auto rate disclosures in addition to quarterly reporting • Price increases to address rising loss costs will continue throughout 2022 • Implemented rate increases reflect premium changes that are currently in market • Monthly disclosure enables real-time assessment of actions underway to improve profitability Report year severity Shifting property damage paid severity disclosure to report year incurred and including bodily injury • Report year severity aligns with how losses are recorded in the income statement • Reflects our best estimate of the ultimate cost per claim that is reported in the current calendar year • Does not include prior report year reserve changes, incurred but not reported (IBNR) reserving or benefits from subrogation and salvage State profitability grouping Expanding profitability disclosures to include state groupings based on underlying combined ratio level • Grouping states by profitability bands will provide additional context on progress made over time • Disclosure will include number of states, percentage of premium and rate activity by group Expanding disclosures to provide broader insight into auto insurance profit improvement actions and loss cost trends Timing to achieve targeted auto insurance profitability dependent on relative growth of premiums and loss costs • If written premium growth exceeds loss cost increases by 1% for the year then the combined ratio would improve by approximately 0.4 points in year one and an additional 0.5 points for the next full year Enhancing quarterly financial disclosures by providing additional information that will enable investors to assess progress on auto insurance profit improvement

The Allstate Corporation 2022 PAGE 17 Allstate brand auto insurance underlying combined ratio*(1) Positioned to adapt to current inflationary environment and shift to growth Allstate has successfully navigated similar environments Auto insurance (2015 - 2016) • Rate increases in excess of $2.5 billion across all underwriting brands • Underwriting guidelines changed to target underperforming segments and geographies • Claims organization focused on operational excellence • Cost reductions to improve expense ratio 94.4 94.2 97.3 96.0 91.5 92.3 92.2 85.0 92.4 2013 2014 2015 2016 2017 2018 2019 2020 2021 Allstate brand homeowners insurance recorded combined ratio(1) Homeowners insurance (2005 - 2011) • Repositioned homeowners business to adapt to increases in severe weather • Reduced policies in force by ~25% through risk reduction along coast • Introduced new products with graduated roof schedule and prices by roof type • Broker business in locations where we do not receive adequate returns • Leveraged traditional and capital market reinsurance to limit large loss exposure 90.4 133.5 75.7 91.5 119.7 102.6 105.5 121.6 88.0 77.9 82.5 78.6 83.4 88.9 93.2 87.9 89.8 95.0 2004 2006 2008 2010 2012 2014 2016 2018 2020 Industry leading homeowners returns today (1) Allstate brand combined ratios from 2004-2015 not restated for fair value pension accounting change. 2011-2017 not restated for consolidation of Allstate brand and Esurance

The Allstate Corporation 2022 PAGE 18 Transformative Growth is a multi-year initiative to build a low-cost digital insurer with broad distribution • Improve customer value • Expand customer access • Increase sophistication and investment in customer acquisition • Deploy new technology ecosystem • Enhance organizational capabilities Phase 1: Conceptual design Phase 2: Enhance existing model Phase 3: Build new model Phase 4: Scale new model Phase 5: Retire legacy technology Transformative growth supports profit improvement and sustainable growth Enhanced and expanded distribution Simple and connected protection solutions Increased marketing sophistication and investment More competitive prices/attractive returns Digital technology platforms Personal Property-Liability Flywheel of Growth Expense Reductions

The Allstate Corporation 2022 PAGE 19 Source: FactSet; S&P Global Market Intelligence; Note: Market data as of 12/31/21; 5-year CAGR period or financial metrics measured from 2016 – 2021 financial periods (1) P&C comparables includes North American P&C companies with a market cap of $4 billion or greater as of year-end 2021 (2) Represents annual dividends + buybacks divided by average market cap (3) Represents net premiums earned for Insurance peers and revenue for S&P 500; Allstate represents sum of P&C and Accident and Health net premiums and contract charges (4) Based on price as of 12/31/21 and 2022 analyst consensus operating EPS estimates per FactSet Financial metrics - Allstate vs. industry (5 years) Valuation metric Allstate actual Rank vs. 10 peers(1) Percentile vs. S&P 500 Operating EPS CAGR 21.2% #3 78% Operating RoAE 16.8% #2 57% Cash yield(2) 8.4% #1 92% Revenue growth CAGR(3) 6.4% #5 49% Price / Earnings(4) 11.0x #8 15% Allstate is an attractive investment opportunity Allstate has delivered superior financial performance relative to peers and the broader market Committed to accelerating growth with attractive financial returns

The Allstate Corporation 2022 PAGE 21 Forward-looking statements This presentation contains “forward-looking statements” that anticipate results based on our estimates, assumptions and plans that are subject to uncertainty. These statements are made subject to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements do not relate strictly to historical or current facts and may be identified by their use of words like “plans,” “seeks,” “expects,” “will,” “should,” “anticipates,” “estimates,” “intends,” “believes,” “likely,” “targets” and other words with similar meanings. These statements may address, among other things, our strategy for growth, catastrophe, exposure management, product development, investment results, regulatory approvals, market position, expenses, financial results, litigation, and reserves. We believe that these statements are based on reasonable estimates, assumptions and plans. Forward-looking statements speak only as of the date on which they are made, and we assume no obligation to update or revise any forward-looking statements as a result of new information or future events or developments. In addition, forward-looking statements are subject to certain risks or uncertainties that could cause actual results to differ materially from those communicated in these forward-looking statements. Factors that could cause actual results to differ materially from those expressed in, or implied by, the forward-looking statements include risks related to: o Insurance and Financial Services (1) unexpected increases in claim frequency and severity; (2) catastrophes and severe weather events; (3) limitations in analytical models used for loss cost estimates; (4) price competition and changes in regulation and underwriting standards; (5) actual claims costs exceeding current reserves; (6) market risk and declines in credit quality of our investment portfolio; (7) our subjective determination of fair value and amount of credit losses for investments; (8) our participation in indemnification programs, including state industry pools and facilities; (9) inability to mitigate the impact associated with changes in capital requirements; (10) a downgrade in financial strength ratings; o Business, Strategy and Operations (11) competition in the insurance industry and new or changing technologies; (12) implementation of our transformative growth strategy; (13) our catastrophe management strategy; (14) restrictions on our subsidiaries’ ability to pay dividends; (15) restrictions under terms of certain of our securities on our ability to pay dividends or repurchase our stock; (16) the availability of reinsurance at current levels and prices; (17) counterparty risk related to reinsurance; (18) acquisitions and divestitures of businesses; (19) intellectual property infringement, misappropriation and third-party claims; o Macro, Regulatory and Risk Environment (20) conditions in the global economy and capital markets; (21) a large-scale pandemic, the occurrence of terrorism, military actions, social unrest or other actions; (22) the failure in cyber or other information security controls, as well as the occurrence of events unanticipated in our disaster recovery processes and business continuity planning; (23) changing climate and weather conditions; (24) restrictive regulations and regulatory reforms, including limitations on rate increases and requirements to underwrite business and participate in loss sharing arrangements; (25) losses from legal and regulatory actions; (26) changes in or the application of accounting standards; (27) loss of key vendor relationships or failure of a vendor to protect our data, confidential and proprietary information, or personal information of our customers, claimants, or employees; (28) our ability to attract, develop and retain talent; and (29) misconduct or fraudulent acts by employees, agents and third parties. Additional information concerning these and other factors may be found in our filings with the Securities and Exchange Commission, including the “Risk Factors” section in our most recent annual report on Form 10-K.